Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint Roy Vallee and Raymond Sadowski and each of them, the undersigned’s attorneys-in-fact and agents with full power of substitution, to execute for and on behalf of the undersigned in any and all capacities an Annual Report on Form 10-K, any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 1st day of September, 2004.

/s/ Eleanor Baum
Eleanor Baum

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint Roy Vallee and Raymond Sadowski and each of them, the undersigned’s attorneys-in-fact and agents with full power of substitution, to execute for and on behalf of the undersigned in any and all capacities an Annual Report on Form 10-K, any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 1st day of September, 2004.

/s/ J. Veronica Biggins
J. Veronica Biggins

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint Roy Vallee and Raymond Sadowski and each of them, the undersigned’s attorneys-in-fact and agents with full power of substitution, to execute for and on behalf of the undersigned in any and all capacities an Annual Report on Form 10-K, any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 1st day of September, 2004.

/s/ Lawrence W. Clarkson
Lawrence W. Clarkson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint Roy Vallee and Raymond Sadowski and each of them, the undersigned’s attorneys-in-fact and agents with full power of substitution, to execute for and on behalf of the undersigned in any and all capacities an Annual Report on Form 10-K, any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of September, 2004.

/s/ Ehud Houminer
Ehud Houminer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint Roy Vallee and Raymond Sadowski and each of them, the undersigned’s attorneys-in-fact and agents with full power of substitution, to execute for and on behalf of the undersigned in any and all capacities an Annual Report on Form 10-K, any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 2nd day of September, 2004.

/s/ James A. Lawrence
James A. Lawrence

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint Roy Vallee and Raymond Sadowski and each of them, the undersigned’s attorneys-in-fact and agents with full power of substitution, to execute for and on behalf of the undersigned in any and all capacities an Annual Report on Form 10-K, any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 1st day of September, 2004.

/s/ Frank R. Noonan
Frank R. Noonan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint Roy Vallee and Raymond Sadowski and each of them, the undersigned’s attorneys-in-fact and agents with full power of substitution, to execute for and on behalf of the undersigned in any and all capacities an Annual Report on Form 10-K, any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 2nd day of September, 2004.

/s/ Ray M. Robinson
Ray M. Robinson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint Roy Vallee and Raymond Sadowski and each of them, the undersigned’s attorneys-in-fact and agents with full power of substitution, to execute for and on behalf of the undersigned in any and all capacities an Annual Report on Form 10-K, any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 1st day of September, 2004.

/s/ Gary L. Tooker
Gary L. Tooker

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